CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL TO THE REGISTRANT AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS SUCH INFORMATION AS PRIVATE OR CONFIDENTIAL. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY [***].

FIRST AMENDMENT TO THE LICENSE AGREEMENT
UC Control No. 2020-04-0147

This first amendment (the “FIRST AMENDMENT”) dated November 5, 2023 (the “AMENDMENT EFFECTIVE DATE”), is made by and between The Regents of the University of California (the “REGENTS”), a California corporation having its corporate offices located at 1111 Franklin Street, Oakland, CA 94607-5200, acting through the Office of Technology Licensing at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, CA 94704-1366 and BAYON THERAPEUTICS, INC ( “LICENSEE”), a Delaware corporation having a principal place of business at 332 Encinitas Blvd, Suite 102, Encinitas, CA 92024. This FIRST AMENDMENT amends the Exclusive License Agreement (UC Agreement Control No. 2020-04-0147) entitled “Photochromic Ligands for Optical Control of Protein and Cellular Function” that was effective May 1, 2020 (the “LICENSE AGREEMENT”).
RECITALS

WHEREAS, The REGENTS filed a number of sole patent applications (“REGENTS’ PATENT RIGHTS”) to INVENTIONS;
WHEREAS, the LICENSE AGREEMENT exclusively licensed the REGENTS’ PATENT RIGHTS to LICENSEE;
WHEREAS, the LICENSEE and REGENTS filed a jointly invented and owned INVENTION

WHEREAS, the REGENTS and LICENSEE desire to amend the LICENSE AGREEMENT to accurately reflect the addition of new INVENTIONS into this LICENSE AGREEMENT under the same terms and conditions;
NOW THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants, and agreements hereinafter set forth, all parties to this FIRST AMENDMENT mutually agree to amend the LICENSE AGREEMENT as follows:
1.In the BACKGROUND and APPENDIX A sections, the following case and INVENTION is added and, thereby, incorporated into the LICENSE AGREEMENT;

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i)UC Case No.: BK-2021-097 entitled “Cyclodextrin Formulation for Photoswitch Delivery” filed on October 27, 2020 as a provisional application 63/106,297.
2.Article 22 is hereby replaced in its entirely and amended with the following:

22.1This AGREEMENT is binding upon, and will inure to the benefit of, REGENTS, its successors and assigns. LICENSEE may assign or transfer this Agreement only with the prior written consent of REGENTS. The prior written consent of REGENTS will not be required if the assignment or transfer of this Agreement is in conjunction with a bona fide arms’ length transaction involving a merger, reorganization, consolidation, change of control, or the transfer of all or substantially all of the capital stock or business or asset of LICENSEE to which this license relates, so long as LICENSEE is in good standing with its obligations under this Agreement and REGENT is legally, contractually, and, per its policies, able to enter into an agreement with such assignee. In any assignment or transfer of this Agreement, the conditions (a)-(c) below shall be timely met. Any attempted assignment by LICENSEE other than in accordance with this Section will be null and void.

(a)provide REGENTS written notice identifying the proposed acquirer’s or successor entity’s name and contact information at least [***] days prior to any such assignment;
(b)provide REGENTS with a written agreement signed by the proposed acquirer or successor entity agreeing to be bound by all of the provisions of this Agreement, as well as assume all responsibilities and liabilities that arose under this Agreement prior to the effective date of the proposed assignment, as if such acquirer or successor entity were the original LICENSEE within [***] days after any such assignment; and
(c)pay to REGENTS an assignment fee of THIRTY THOUSAND US DOLLARS ($30,000.00) (“ASSIGNMENT FEE”) within thirty (30) days after any such assignment.

Although LICENSEE is prosecuting said INVENTION, LICENSEE will be responsible for reimbursing the REGENTS for all patent costs and expenses incurred by REGENTS in connection with such cases. All other terms and conditions of the LICENSE AGREEMENT remain the same.

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Furthermore, in consideration for adding this case and INVENTION to the LICENSE

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AGREEMENT, LICENSSE shall pay the REGENTS, FIFTEEN THOUSAND DOLLARS ($15,000)
within thirty (30) days of execution of this FIRST AMENDMENT.

This FIRST AMENDMENT may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of executed documents or counterparts by facsimile, Portable Document Format (PDF) or photocopy will have the same legal validity as delivery of original, ink-signed documents or counterparts.
IN WITNESS WHEREOF, the parties have executed this FIRST AMENDMENT by their duly authorized representatives for good and valuable consideration.

BAYON THERAPEUTICS, INC.

By /s/ Brian M Strem
Signature
Name: Brian M Strem
Title: CEO
Date: 10/30/2023

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By /s/ Terri Sale, J.D.
Signature
Name: Terri Sale, J.D.     Title: Associate Director, OTL
Date: 10/30/2023

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